                                                                    Exhibit 99.3


* Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission. The omitted portions, marked by "*", have been separately filed with the Commission.

                                 AMENDMENT NO. 1

                                       TO

                          MSD/MST SUBLICENSE AGREEMENT

          THIS AMENDMENT NO. 1 TO MSD/MST SUBLICENSE AGREEMENT (this "Amendment
                                                                      ---------
No. 1") is entered into as of August 15, 2001, by and among, Meso Scale
-----
Technologies, LLC., a Delaware limited liability company ("MST"), Meso Scale
                                                           ---
Diagnostics, LLC., a Delaware limited liability company ("MSD"), and IGEN
                                                          ---
International, Inc., a Delaware corporation (formerly IGEN, Inc., a California corporation) ("IGEN");
               ----

          WHEREAS, MST, MSD and IGEN entered into a Joint Venture Agreement, dated as of November 30, 1995, as amended (the "Joint Venture Agreement"), for
                                                -----------------------
the purpose of setting forth their respective rights and obligations with respect to certain research and development activities and, if successful, the development, manufacturing, marketing and sale of the products, processes and services based thereon;

          WHEREAS, MST, MSD and IGEN entered into a MSD/MST Sublicense Agreement, dated as of November 30, 1995 (the "Sublicense Agreement"), for the
                                               --------------------
purpose of MSD sublicensing to MST certain rights to IGEN Technology that were licensed by IGEN to MSD pursuant to the IGEN/MSD License Agreement, dated as of November 30, 1995 and entered into by the parties;

          WHEREAS, MST, MSD and IGEN desire to amend the Sublicense Agreement, among other things, to include a royalty provision, and to make certain other changes, all as herein set forth; and

          WHEREAS, for purposes of this Amendment No. 1, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Sublicense Agreement (as amended by this Amendment No. 1);

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MST, MSD and IGEN each hereby agrees as follows:

          1.   Preamble.
               --------

          The preamble is hereby amended by replacing the second occurrence of the phrase "16020 Industrial Drive, Gaithersburg, Maryland" with the phrase "9905D Gable Ridge Terrace, Rockville, Maryland 20850".

          2.   Recitals.
               --------

          The first sentence of the Recitals is hereby amended by inserting the phrase `or the "Joint Venture Agreement"' after the phrase `the "JV Agreement"'.

          3.   License Grants.
               --------------

          (a) The first sentence of Section 1.1 is hereby amended by deleting the phrase "an exclusive" and replacing it with the phrase "a nonexclusive".

          (b) Section 1 is hereby further amended by inserting the following as a new Section 1.6:

               1.6  Royalty on MST Products. MST shall pay IGEN a royalty equal
                    -----------------------
               to * of the Net Sales Price (defined below) on all MST products commercially sold by MST which but for the sublicense from MSD would infringe a patent owned by or licensed to IGEN. Such amounts shall be paid to IGEN within 60 days of the end of the quarter in which payment was received from the sale giving rise to such royalty. Royalty payments shall be made after deducting any tax or governmental withholding amounts required to be paid in connection with the payment of such royalty. The royalty obligation set forth above shall terminate on a country-by-country, product-by-product basis upon the expiration of the last to expire of the patents in a given country that would be infringed by the sale of such MST products in such country absent a sublicense from MSD. MST shall be under no obligation to sell any such products. "Net Sales Price" shall mean, for any sale, the invoiced sales price charged by MST, less
               (i) trade, cash and quantity discounts or rebates actually taken or allowed; (ii) credits or allowances given or made for rejected, damaged or returned goods; (iii) uncollectible amounts on such products previously sold by MST; (iv) retroactive price reductions; and (v) any freight or insurance charges billed to the customer. MST's financing of the development of products in accordance with Section 1.5 shall not trigger the royalty obligations set forth in this Section 1.6.

           4.  Clarification.
               -------------

           Section 2 is hereby amended by inserting the following as a new
Section 2.3:

               2.3  Receipt of Royalties. Upon the occurrence of one or more of
                    --------------------
               the events set forth in Section 8.4 of the Joint Venture Agreement giving rise to either MST's and/or MSD's right to terminate the Joint Venture Agreement and the delivery of a Purchase Election Notice under Section 8.5.3 (b) of the Joint Venture Agreement, MST, MSD and IGEN hereby agree that IGEN's status as a party hereunder terminates except that IGEN's right to continue to receive royalties pursuant to Section 1.6 hereof shall survive IGEN's termination as a party hereto.

           5.  Miscellaneous Provisions.
               ------------------------

           Section 5 is hereby amended by (i) deleting the facsimile number "(301) 208-3799" and replacing it with the facsimile number "(301) 947-7240",
(ii) deleting the facsimile number "(617) 354-1912" and replacing it with the facsimile number "(301) 947-7240", and (iii) deleting the facsimile number "(301) 230-0158" and replacing it with the facsimile number "(301) 208-3799".

           6.  Representations.
               ---------------

           Each of MST, MSD and IGEN hereby represents to one another that it has the power and authority to enter into this Amendment No. 1 and to perform its obligations under the Sublicense Agreement, as amended by this Amendment No. 1, and under this Amendment No. 1, and that its execution, delivery and performance hereof has been duly and validly authorized (including in the case of IGEN, approval by the committee of the Board of Directors of IGEN established by the Board of Directors of IGEN at its meeting on August 31, 2000). Each of MST, MSD and IGEN hereby represents to one another that its entry into this Amendment No. 1 and its performance under the Sublicense Agreement, as amended by this Amendment No. 1, will not constitute a breach of and will not conflict with any agreement or duty to or by which such party is bound, and will not violate any law or governmental regulation applicable to such party.

           7.  Additional Actions and Documents.
               --------------------------------

           Each party hereby agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use commercially reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order fully to effectuate the purposes, terms and conditions of the Sublicense Agreement, as amended by this Amendment No. 1.

           8.  Effect on Sublicense Agreement.
               ------------------------------

           It is the express intention and agreement of MST, MSD and IGEN that all provisions of the Sublicense Agreement, as amended by this Amendment No. 1, shall survive and remain in full force and effect following the execution and delivery of this Amendment No. 1, and the provisions of this Amendment No. 1 shall be considered part of, and governed by, the terms of the Sublicense Agreement (as so modified). Any reference to the Sublicense Agreement after the date of this Amendment No. 1 shall be deemed to be a reference to the Sublicense Agreement, as amended by this Amendment No. 1.

           9.  Headings.
               --------

           Section headings contained in this Amendment No. 1 are inserted for convenience of reference only, shall not be deemed to be a part of this Amendment No. 1 for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

           10. Governing Law.
               -------------

           As this Amendment No. 1 relates to the Joint Venture Agreement to which MSD, MST and IGEN are parties and as the Joint Venture Agreement is governed by the laws of the State of Delaware, this Agreement and the relationships between the parties shall be governed in all respects by the laws of the State of Delaware without regard to the principles of conflicts of laws.

           11. Execution in Counterparts.
               -------------------------

           This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

           IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered on their behalf, as of the date first written above.


                               MESO SCALE TECHNOLOGIES, LLC.



                               By:  /s/ Jacob N. Wohlstadter
                                    --------------------------------------------
                               Name:  Jacob N. Wohlstadter
                               Title: President and Chief Executive Officer


                               MESO SCALE DIAGNOSTICS, LLC.



                               By:  /s/ Jacob N. Wohlstadter
                                    --------------------------------------------
                               Name:  Jacob N. Wohlstadter
                               Title: President and Chief Executive Officer


                               IGEN INTERNATIONAL, INC.



                               By:  /s/ George Migausky
                                    --------------------------------------------
                               Name:  George Migausky
                               Title: Vice President and Chief Financial Officer